Item 1: Report to Shareholders

New Era Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a dismal start to the year, the economy and stocks rebounded in the second quarter. As the period ended, many domestic and global stock markets approached or hit new highs amid a resurgence in corporate profits. The Federal Reserve remained on the sidelines, allowing the market to sort out problems in the subprime mortgage arena, which experienced rising defaults stemming from the ratcheting up of interest rates late last year. Consumers felt the effects of declining home prices, but with low unemployment and real wages still growing, spending generally held up. The dollar stayed weak, but gold—which generally acts as a dollar hedge—was also relatively depressed, largely for technical reasons. Three geopolitical hotspots—Nigeria, Iraq, and Iran—seem to be worsening, although only oil prices seem to be responding. As we indicated in our letter six months ago, we felt that many commodities were in the process of bottoming due to technical factors. We have seen a good recovery in most since the January lows as global demand growth is fully absorbing new capacity.

HIGHLIGHTS

• Natural resources stocks posted strong gains that outpaced the broader equity market.

• The New Era Fund outpaced its Lipper index of similar funds, aided by our energy, metals and mining, and agriculture holdings.

• Merger and acquisition activity affected many natural resource industries, helping not only those holdings that were targeted but highlighting the attractiveness of companies with similar assets.

• Selectivity is important in natural resources investing as inflation in operating, exploration, and development costs is inhibiting gains from higher commodity prices from reaching the bottom line.

Your fund returned 22.20% for the six-month period ended June 30, 2007, and 26.12% for the latest 12 months, outpacing the overall market as represented by the S&P 500 Stock Index. With the exceptions of precious metals and building and real estate, the industries in which we invest had positive returns relative to the market. New Era also outpaced the Lipper index of similar funds for both periods. Most of the funds in the Lipper index are focused on energy stocks, which remained strong, but several of the other industries in which we invest, notably metals and mining and agriculture, gave us an advantage.

ECONOMIC AND MARKET ENVIRONMENT

The U.S. economy was very weak in the first quarter of 2007 due to the continued deterioration in housing and the subprime mortgage market that serves it. With adjustable mortgage rates rising nearly a full percent during 2006, the subprime market experienced significant delinquencies as mortgage interest payments became unbearable for the subprime—or weaker credit—borrowers. This rippled through the economy, causing some notable casualties among subprime lenders and investors. Although this is painful for those involved, some perspective is needed: Subprime mortgages represent only about $1.4 trillion out of the entire domestic debt market of $46 trillion, according to Bear Stearns. Economic growth recovered handsomely in the second quarter as the housing drag was reduced somewhat and corporate spending rose.

To avoid worsening the situation in the subprime market, the Federal Reserve resisted raising interest rates, even though core inflation—excluding food and energy—stayed stubbornly above its targeted high of 2%. Inflation rose as elevated corn and energy prices worked their way into higher prices for many goods and services. However, the Fed’s patience was rewarded as the latest data put the inflation number for the first half of the year below its high-end target. Modestly higher rates and more stringent lending practices have had other impacts in the financial markets. Private-equity borrowers, who had used banks for bridge financing to snap up undervalued companies and assets, ran into higher financing costs and the reluctance of some institutions to lend for these transactions. Some deals that had been announced were canceled altogether, while others brokered lower prices for the assets.

While the subprime debacle, higher borrowing rates in general, and rising energy costs bit into the consumer’s pocketbook, retail spending remained reasonably strong. With employment at high levels and real wages increasing at a steady rate, the consumer is apt to remain relatively resilient. Consumer spending is responsible for about 70% of GDP growth and continued strength is vital. Business spending accelerated in the second quarter, however, partly offsetting the weaker consumer. Corporate profit growth picked up speed, encouraging confidence that this spending trend may continue. Housing activity as measured by building permits, new single-family home sales, and housing starts seems to be bottoming. However, the turnover of the existing housing stock continues to decline. Also contributing to second-quarter growth were unsustainable inventory building and export sales.

European and Japanese economic growth picked up, contributing to strong synchronous global growth. However, the continued weakness of the dollar boosted our exports, reducing the competitiveness of the other two regions, and led to some disappointment in industrial production. China raised its estimate of growth for the year to 11% recently, as its latest trade surplus with the U.S. surged to a record.

In our last report we discussed the impact that financial players and new methods of investment are having on the commodity markets and noted that their participation had caused a sharp decline in prices due to technical factors early this year. We also hazarded the opinion that once this negative influence dissipated we could see a sharp recovery in these exchange-traded commodities. We did experience such an upturn in all but aluminum, which had remained relatively high through the period. We have since seen some reversals in natural gas and corn for fundamental reasons. However, gold has faced a strong headwind as investors have been selling their exchange-traded futures (or ETFs), which are among the few such futures actually backed by the physical commodity.

Energy prices have been extraordinarily strong owing largely to geopolitics and low spare capacity. The confiscatory regime of Venezuela’s Hugo Chavez drove ConocoPhillips and ExxonMobil to take the drastic step of abandoning multibillion-dollar assets in the country, while seeking international arbitration. The government oil company now has to try to run these major, complex, heavy oil production and upgrading operations on its own. In Russia, the government used claims of contractual and environmental violations to wrest majority interest in two major developments from BP and Royal Dutch Shell for inadequate compensation. These actions typify the challenging environment for the major oil companies to find attractive investment opportunities without sovereign risk. At the same time, it means that the production capacity in these countries will receive insufficient reinvestment capital and technical assistance and, in the case of Venezuela, suffer a significant decline as the funds find their way into populist causes. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

It seems that the involvement of the U.S. in Iraq is coming to a head and that the current government there is not able to achieve the objectives set forth by President Bush. Should we withdraw or the present government dissolve, Iraq’s exporting ability will be in jeopardy. Currently Iraq produces nearly two million barrels per day in a global market of 86 million barrels per day. The nuclear standoff with Iran also seems to be more serious with a tougher government in Israel and three U.S. aircraft carriers in the Arabian Gulf. Iran produces nearly four million barrels per day, which is also under strain due to the embargo. Finally, the situation in Nigeria has not improved after the recent election, and a significant amount of the onshore production remains shut in due to the violence and vandalism. Nigeria produces over two million barrels per day.

With all of the concern focused on these vulnerabilities of the world’s oil supplies, the amount of spare capacity that could fill any void becomes very important. Saudi Arabia has about 2.7 million barrels per day of spare capacity, much of which is difficult-to-process heavy sour grades. Kuwait has an additional 170 thousand barrels per day of spare capacity, but the other OPEC countries are essentially producing full out, despite officially declaring that they have spare capacity. Furthermore, the International Energy Agency expects that although the current spending on new development in Saudi Arabia, Kuwait, and Algeria will grow spare capacity for the next couple of years, that cushion will decline after 2010. Non-OPEC capacity should grow to meet the increase in demand next year, but the Saudis have managed to maintain a tight supply/demand balance supporting prices. The long-dated oil futures contract, representing the market’s expectation of the future sustainable price of oil, hit a new high recently.

PORTFOLIO REVIEW

Energy stocks continued to perform well relative to the overall stock market, but the strength of our metals and mining, agriculture, and specific holdings in the miscellaneous energy category gave your fund an edge on its competition. Our top three contributors came from the oil service industry: Schlumberger, the global technology service provider to the oil industry; Cameron International, a leader in pressure control and separation equipment specializing in the growing subsea market; and Smith International, a leader in providing drilling fluid, completion equipment, and drill bits to the oil industry. Metals and mining stocks advanced sharply due to the acquisition activity and to recovering metals prices. With corn prices high, farmers are using more fertilizer and buying more farm equipment, thus improving the outlook for our investments in Potash Corporation of Saskatchewan and Deere respectively. The international oil holdings outperformed the market, but lagged the Lipper index due to the country-related problems cited earlier and to the stalling of production growth in recent quarters due to delays and unforeseen bottlenecks. Precious metals stocks continued to lag as gold prices stalled.

Merger and acquisition activity in the first half of the year was broad across many of the industries in which we invest, helping not only those holdings that were targeted, but highlighting the attractiveness of companies with similar assets. The most notable acquisition of a portfolio holding was Alcan, a major producer of alumina, aluminum, and fabricated products, by another holding, Rio Tinto, a large diversified miner, for over $38 billion. The first offer was unfriendly, coming from competitor Alcoa, causing the Alcan board and management to seek out a “white knight” that would offer a better bid. Alcan was our largest sale during the period as the stock immediately went to a premium to Alcoa’s offer, and we prudently reduced our position. Earlier in the year the fund also benefited from another metals takeover: Phelps Dodge, a large copper miner, was acquired by Freeport McMoRan, a global copper and gold producer, after Phelps failed in a takeover bid of its own. The metals industry is demonstrating the factor that we believe will prolong many of the resource cycles: It is cheaper to buy producing assets than to build new capacity; therefore, capacity additions will continue to lag demand growth until higher prices attract more capital.

Your fund also encountered mergers and acquisitions in other, unrelated parts of the portfolio. Infrasource, one of a handful of companies that can engineer and construct high voltage power lines, is being bought by another competitor and portfolio holding, Quanta Services. These companies will benefit from the trend toward electric generation from renewable sources like wind and solar as these often require long-distance high-voltage lines to attach to the national grid. There are also over 150 new power plants under construction or on the drawing boards, which not only require new high-voltage lines, but also the engineering and construction talents of Foster Wheeler, a major contributor to performance during the period, and of McDermott International, which also serves the offshore construction market.

In an effort to improve the performance of our precious metals holdings, we trimmed our position in the period’s major portfolio performance detractor, Newmont Mining, one of the largest global gold producers. We used the funds to purchase Barrick Gold, a gold company of a similar size but with better growth potential, and Yamana Gold, a smaller producer, which regrettably is now trying to make a dilutive hostile takeover offer for a larger longtime holding, Meridian Gold. Fortunately, our position in Meridian is three times the size of our position in Yamana, another significant detractor during the period. We also purchased Agnico-Eagle Mines Ltd., a smaller gold producer with an excellent portfolio for production growth.

We even got a boost from merger activity in our forest products and paper industry investments. Weyerhaeuser, a large diversified paper and wood products producer and the owner of vast, valuable timberlands, merged its uncoated freesheet position with another portfolio holding, Domtar, creating a dominant uncoated position in North America. Our weighting in the building and real estate sector is quite low relative to our past position, but the stocks suffered as interest rates rose, and collectively, they were the worst detractors in the portfolio. However, one of our holdings, Archstone-Smith Trust, a national owner, developer, and acquirer of residential communities, is being bought by Tishman Speyer and Lehman Brothers.

Among our purchases was an exciting new company, Electromagnetic Geoservices ASA, a Norwegian company deploying a technology that has the potential to measurably improve the deep offshore drilling success ratio of major oil companies. The technology, known as seabed logging or controlled source electromagnetics, can determine in certain environments whether an identified target structure contains hydrocarbons or water. It obtained the technology from fund holding Statoil, which pioneers new technology off Norway and West Africa. Statoil is in the process of acquiring the other Norwegian major, Norsk Hydro, to create a Norwegian “champion” of sufficient size to carry out global exploration and development on a large scale. The overlap of the respective portfolios is significant, creating opportunities for cost savings and synergies on a large scale.

Most of our sales were of stocks that had appreciated to become too large a weighting in the portfolio. These included BHP Billiton, the global mining and petroleum giant; Teck Cominco, a large Canadian producer of zinc and other metals; and the previously mentioned Potash Corporation, all of which rose toward our target prices. Other sales included the previously mentioned Newmont Mining and Nova Chemicals, a basic chemicals producer in the wrong industry at the wrong time.

OUTLOOK

While the U.S. economy is unlikely to sustain the stronger growth rate seen in the second quarter, the rest of the year appears quite promising. The leading economic indicators have improved, the consumer has shrugged off higher oil prices and lower home values, and corporate profits appear likely to show strong comparisons. The major risks to this scenario are the emerging potential for chaos in Iraq and worsening tensions with Iran. Unfortunately, the probabilities of both scenarios have risen since our last report, and if either were to occur, it could lead to a blowoff in oil prices to the upside, creating global economic havoc.

Sustained moderate economic growth is also expected for Europe and Japan, while the emerging economies in China, India, Brazil, and Russia continue to grow more rapidly. The synchronous growth puts a strain on all resources, whether it’s the natural resources your fund invests in or human resources around the globe. It would seem that a higher rate of inflation is inevitable unless growth buckles under the weight of higher prices for these resources.

We expect a continuation of the favorable cycle for resource investing, but we are also trying to be opportunistic in researching and investing in derivative plays on the cycle, such as engineering and construction companies and manufacturers of mining and construction equipment. There remains some pricing power in the resource companies themselves, but in order to grow they must invest in new projects, which will require products and services from companies in these derivative industries, where bottlenecks presently exist and profit margins are expanding. Selectivity is important in the resource names themselves as inflation in operating, exploration, and development costs is inhibiting the gains from higher commodity prices from reaching the bottom line. Our fund’s global research assets have now expanded to uncover opportunities in derivative names along with our traditional universe.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 46.00	$ 41.10	$ 33.68	$ 27.22	$ 20.63	$ 22.24
Investment activities						
Net investment income	0.32	0.57	0.39	0.24	0.25	0.23
Net realized and unrealized gain (loss)	9.89	6.45	9.72	7.91	6.59	(1.64)
Total from investment activities	10.21	7.02	10.11	8.15	6.84	(1.41)
Distributions						
Net investment income	–	(0.57)	(0.37)	(0.23)	(0.25)	(0.20)
Net realized gain	–	(1.55)	(2.32)	(1.46)	–	–
Total distributions	–	(2.12)	(2.69)	(1.69)	(0.25)	(0.20)
NET ASSET VALUE						
End of period	**$ 56.21**	**$ 46.00**	**$ 41.10**	**$ 33.68**	**$ 27.22**	**$ 20.63**

Ratios/Supplemental Data

Total return^	22.20%	17.00%	29.88%	30.09%	33.20%	(6.34)%
Ratio of total expenses to average net assets	0.64%†	0.66%	0.68%	0.69%	0.72%	0.72%
Ratio of net investment income to average net assets	1.28%†	1.26%	1.02%	0.87%	1.13%	1.03%
Portfolio turnover rate	19.4%†	15.6%	35.7%	19.2%	17.7%	11.5%
Net assets, end of period (in millions)	$ 5,725	$ 4,438	$ 3,764	$ 2,148	$ 1,332	$ 985

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 94.7%		
NATURAL RESOURCE RELATED 94.7%		
Agriculture 2.5%		
Deere	480,800	58,052
Potash Corp. of Saskatchewan	1,079,256	84,149
		142,201
Building & Real Estate 2.1%		
AMB Property, REIT	399,100	21,240
Archstone-Smith Trust, REIT	380,500	22,491
Boston Properties, REIT	210,600	21,509
Camden Property Trust, REIT	258,600	17,318
Duke Realty, REIT	361,000	12,877
ProLogis, REIT	271,544	15,451
Simon Property Group, REIT	91,400	8,504
		119,390
Chemicals 1.9%		
Air Liquide (EUR)	172,400	22,598
Dow Chemical	560,900	24,803
DuPont	640,296	32,553
Praxair	154,100	11,094
TETRA Technologies (1)	742,900	20,950
		111,998
Coal 3.5%		
Arch Coal	1,551,104	53,978
CONSOL Energy	1,906,300	87,900
Peabody Energy	1,271,702	61,525
		203,403
Diversified Metals 6.5%		
Alcan	269,100	21,878
BHP Billiton (AUD)	2,548,472	76,177
Companhia Vale Do Rio Doce, ADR	1,781,000	79,344
Mechel OAO, ADR	786,216	28,720

Nucor	322,600	18,920
Rio Tinto (GBP)	1,299,179	99,147
Teck Cominco, Class B (CAD)	1,198,208	50,923
		375,109
Diversified Resources 6.8%		
Alstom (EUR) (1)	71,900	11,959
Bucyrus International, Class A	327,500	23,180
Burlington Northern Santa Fe	379,076	32,275
Caterpillar	725,086	56,774
Finning International (CAD)	868,800	24,735
Foster Wheeler (1)	643,761	68,876
Infrasource Services (1)	291,600	10,818
Joy Global	806,800	47,061
Penn Virginia	715,400	28,759
Quanta Services (1)	539,800	16,556
St. Joe	304,400	14,106
Terex (1)	686,160	55,785
Western Water (1)	2,259	—
		390,884
Forest Products 4.7%		
Domtar (1)	3,020,886	33,713
International Paper	1,822,078	71,152
Kimberly-Clark	495,980	33,176
Louisiana Pacific	345,600	6,539
Potlatch, REIT	667,400	28,732
Smurfit-Stone Container (1)	3,454,948	45,985
Temple-Inland	254,600	15,665
Weyerhaeuser	449,572	35,485
		270,447
Gas Transmission & Distribution 1.8%		
Gazprom, ADR	268,700	11,133
Spectra Energy	999,100	25,937

Williams Companies	2,135,439	67,523
		104,593
Integrated Petroleum-Domestic 4.6%		
ConocoPhillips	1,722,558	135,221
Hess	229,400	13,526
Murphy Oil	1,916,746	113,931
		262,678
Integrated Petroleum-International 15.2%		
BP, ADR	1,441,389	103,982
Chevron	498,932	42,030
Eni S.p.A., ADR	889,992	64,391
ExxonMobil	2,019,018	169,355
Lukoil, ADR	486,068	37,500
Mol Magyar Olas Gazipari, ADR	176,100	26,723
Petroleo Brasileiro, ADR	346,017	36,913
Royal Dutch Shell, ADR, Class A	1,952,830	158,570
Statoil ASA (NOK)	3,422,199	105,938
Total, ADR	1,529,852	123,888
		869,290
Miscellaneous Energy 5.0%		
China Shenhua Energy (HKD)	6,441,000	22,290
Duke Energy	729,200	13,344
Dynegy, Class A (1)	7,299,538	68,908
Edison International	318,872	17,895
Exelon	511,700	37,149
NRG Energy (1)	1,512,828	62,888
Reliant Energy (1)	2,375,600	64,023
		286,497
Non-Ferrous Metals 0.6%		
Freeport McMoRan Copper Gold	390,793	32,365
		32,365

Oil & Gas Drilling 7.0%		
Diamond Offshore Drilling	1,404,736	142,665
Integra Group Holdings, GDR (1)	611,100	11,087
Key Energy Services (1)	302,300	5,602
Nabors Industries (1)	935,652	31,232
Noble Drilling	923,672	90,076
Transocean (1)	1,128,441	119,592
		400,254
Oil & Gas Equipment & Services 19.3%		
Baker Hughes	1,533,959	129,052
BJ Services	2,665,760	75,814
Cameron International (1)	2,437,426	174,203
Electromagnetic Geoservices ASA (NOK) (1)	1,560,900	31,224
FMC Technologies (1)	649,884	51,484
Grant Prideco (1)	1,406,963	75,737
Halliburton	440,400	15,194
McDermott International (1)	570,400	47,411
Saipem (EUR)	344,500	11,762
Schlumberger	2,429,172	206,334
Smith International	2,373,166	139,162
Technip (EUR)	831,400	68,525
Tenaris, ADR	327,200	16,020
TMK OAO, GDR	219,500	7,990
W-H Energy Services (1)	861,193	53,316
		1,103,228
Petroleum Exploration & Production 8.8%		
Anadarko Petroleum	637,722	33,155
BG Group (GBP)	3,036,117	49,793
Bill Barrett (1)	509,565	18,767
Canadian Natural Resources	2,149,496	142,619
Compton Petroleum (1)	2,889,100	28,747
Devon Energy	1,070,059	83,775

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $2,787,507)	$ 5,422,642
Affiliated companies (cost $324,458)	324,458
Total investments in securities	5,747,100
Receivable for investment securities sold	19,070
Dividends and interest receivable	6,524
Receivable for shares sold	6,354
Cash	2
Other assets	6,116
Total assets	5,785,166
Liabilities	
Payable for investment securities purchased	47,517
Payable for shares redeemed	3,739
Investment management fees payable	2,575
Due to affiliates	201
Other liabilities	5,833
Total liabilities	59,865
NET ASSETS	$ 5,725,301
Net Assets Consist of:	
Undistributed net investment income	$ 32,326
Undistributed net realized gain	165,855
Net unrealized gain	2,635,126
Paid-in capital applicable to 101,850,246 shares of $1.00 par value capital stock outstanding; 200,000,000 shares authorized	2,891,994
NET ASSETS	$ 5,725,301
NET ASSET VALUE PER SHARE	$ 56.21

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 6/30/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $2,925)	$ 46,361
Securities lending	436
Total income	46,797
Expenses	
Investment management	13,469
Shareholder servicing	1,743
Custody and accounting	178
Prospectus and shareholder reports	148
Registration	18
Legal and audit	14
Directors	12
Miscellaneous	53
Total expenses	15,635
Expenses paid indirectly	(7)
Net expenses	15,628
Net investment income	31,169
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	127,376
Foreign currency transactions	(98)
Net realized gain	127,278
Change in net unrealized gain (loss)	
Securities	847,166
Other assets and liabilities denominated in foreign currencies	(2)
Change in net unrealized gain	847,164
Net realized and unrealized gain	974,442
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,005,611

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $63,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $542,010,000 and $460,002,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $3,111,965,000. Net unrealized gain aggregated $2,635,126,000 at period-end, of which $2,644,544,000 related to appreciated investments and $9,418,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2007, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $1,105,000 for T. Rowe Price Services, Inc., and $126,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $4,836,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $324,458,000 and $102,647,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 546,543 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007